UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2022

Apeiron Capital Investment Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41030	86-1963522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Federal Street, Suite 875

Boston, Massachusetts 02110

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (617) 279-0045

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	APNU	The New York Stock Exchange

Shares of Class A common stock included as part of the units	APN	The New York Stock Exchange

Redeemable warrants included as part of the units	APNW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 21, 2022, Apeiron Capital Investment Corp. (the “Company”) held a special meeting in lieu of the 2022 annual meeting of stockholders (the “Meeting”). At the Meeting, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter Amendment”) to extend the date by which the Company must consummate its Initial Business Combination from February 12, 2023 to August 14, 2023 (or such earlier date as determined by the board of directors of the Company (the “Board”)). The Company filed the Charter Amendment with the Secretary of State of the State of Delaware on December 21, 2022.

The foregoing description is qualified in its entirety by reference to the Charter Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Meeting, an aggregate of at least 10,781,251 shares of the Company’s common stock, which represents a quorum of the outstanding common stock entitled to vote as of the record date of November 28, 2022, were represented in person or by proxy at the Meeting.

At the Meeting, the Company’s stockholders voted on the following proposals, each of which was approved:

(1)	The Extension Amendment Proposal — a proposal to amend the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination from February 12, 2023 to August 14, 2023 (or such earlier date as determined by the Board). The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain	Broker Non-Votes
18,117,350	141,818	0	0

(2) The Director Election Proposal — a proposal to elect one person as a Class I director (to serve until the annual meeting of the Company to be held in 2025 or until a successor is elected and qualified or his earlier resignation or removal). The following is a tabulation of the votes with respect to the election of the director by the Company’s stockholders:

Name	For	Withhold	Broker Non-Votes
Charles Aggouras	17,828,651	430,517	0

In connection with the Meeting, stockholders holding 15,747,797 shares of Class A common stock of the Company exercised their right to redeem their shares for a pro rata portion of the funds in the Trust Account. Following redemptions, the Company will have 1,502,203 Public Shares outstanding.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
3.1	Amendment to Amended and Restated Certificate of Incorporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apeiron Capital Investment Corp.

By:	/s/ Joel Shulman
	Name:	Joel Shulman
	Title:	Chief Executive Officer

Dated: December 23, 2022